UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

KIRYAT HADASSAH, MINRAV BUILDING – FIFTH FLOOR, JERUSALEM, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entera Bio Ltd., a company organized under the laws of the State of Israel (the “Company”), held its 2023 Annual Meeting of Shareholders on September 13, 2023 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Gerald Lieberman, Gerald Ostrov and Sean Ellis to the Board of Directors of the Company for a three-year term to hold office until the Company’s 2026 Annual Meeting of Shareholders or until his successor is elected:

	Votes	Votes		Broker
Director Nominee	For	Against	Abstentions	Non-Votes
Gerald Lieberman	11,240,840	71,066	14,956	0
Gerald Ostrov	11,240,682	71,214	14,966	0
Sean Ellis	11,238,128	73,783	14,951	0

Proposal 2: Ratification and approval of revised compensation items, as described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on August 15, 2023, in connection with the Annual Meeting, relating to Ms. Miranda Toledano, the Company’s Chief Executive Officer and a Director:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
10,949,978	357,024	19,860	0

Proposal 3: Ratification and approval of a one-time grant of compensation, as described in the Proxy Statement, to Ms. Haya Taitel, a Director:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
10,713,933	253,951	358,978	0

Proposal 4: Authorization of the Company’s Board of Directors (the “Board”) to, if the Board deems it necessary in order to comply with the continued listing requirements of the Nasdaq Stock Market, approve an amendment to the Articles of Association of the Company to effect a reverse share split (the “Reverse Share Split”) with respect to the Ordinary Shares of the Company, par value ILS 0.0000769 per share (the “Ordinary Shares”), at any time prior to September 13, 2024, at a ratio within a range between five (5) pre-reverse-split shares for one (1) post-reverse-split share and eleven (11) pre-reverse-split shares for one (1) post-reverse-split share (the “Range”), with the ratio at which the Reverse Share Split would be effected to be a ratio within the Range to be determined at the discretion of the Board and included in a public announcement by the Company before the effectiveness of the Reverse Share Split:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,060,170	245,916	20,776	0

Proposal 5: Ratification and approval of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and authorization of the Board (or the Audit Committee, if authorized by the Board) to determine such firm’s compensation in connection therewith:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
11,282,995	33,579	10,288	0

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERA BIO LTD.

Date: September 13, 2023	By:	/s/ Miranda Toledano
Name: Miranda Toledano Title: Chief Executive Officer